CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 12 of our report dated May 18, 2021, relating to the financial statements and financial highlights, which appear in PGIM QMA Large-Cap Core Equity PLUS Fund's Annual Report on Form N-CSR for the year ended March 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

May 26, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 12 of our report dated May 18, 2021, relating to the financial statements and financial highlights, which appear in PGIM QMA Long-Short Equity Fund's Annual Report on Form N-CSR for the year ended March 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

May 26, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 12 of our report dated May 18, 2021, relating to the financial statements and financial highlights, which appear in PGIM Short Duration Muni Fund's Annual Report on Form N- CSR for the year ended March 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

May 26, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 12 of our report dated May 18, 2021, relating to the financial statements and financial highlights, which appear in PGIM US Real Estate Fund's Annual Report on Form N-CSR for the year ended March 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

May 26, 2021